Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-50089.




                                                Arthur Andersen LLP.

New York, New York
October 13, 2000